THIRD AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     This Third Amendment (this “Amendment”) is dated as of May 5, 2005 and amends that certain Amended and Restated Loan and Security Agreement dated as of April 9, 2004 (as amended, modified, supplemented, renewed or restated from time to time, the “Loan Agreement”) by and among PREMIUM STANDARD FARMS, INC., a Delaware corporation (“Premium”), PREMIUM STANDARD FARMS OF NORTH CAROLINA, INC., a Delaware corporation, and a wholly-owned subsidiary of Premium (“PSF-NC”), LUNDY INTERNATIONAL, INC., a North Carolina corporation and a wholly owned subsidiary of PSF-NC (“Lundy International”), and LPC TRANSPORT, INC., a Delaware corporation and a wholly-owned subsidiary of Premium (“LPC”, and collectively with Premium, PSF-NC, and Lundy International, “Borrower”, or if the context so requires, any of them), the financial institutions party thereto on the date hereof (collectively the “Lenders” and individually a “Lender”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“U.S. Bank”), as a Lender and in its capacity as Agent for the Lenders (in such capacity, the “Agent”).

RECITALS

     Capitalized terms used and not defined in this Amendment shall have the meanings given to such terms in the Loan Agreement, as amended by this Amendment. Borrower has requested that the Line of Credit Loan Commitments be increased from $200,000,000 to $220,000,000 for six months and Farm Credit Services of Missouri, PCA and Farm Credit Services of America, FLCA have each agreed to increase their respective Line of Credit Loan Commitments from $28,750,000 to $38,750,000 for six months to cover this requested increase. Correspondingly Borrower requires a temporary amendment of its covenant regarding Working Capital. In accordance with Sections 10.31 (a), (b) and (c) of the Loan Agreement, this Amendment will be effective by execution and delivery by Borrower, Farm Credit Services of Missouri, PCA, Farm Credit Services of America, FLCA and U.S. Bank as a Lender and as the Agent. The new Notes and other Financing Agreements required by the Agent are as set forth herein.

     NOW THEREFORE, in consideration of the foregoing and of the terms and conditions contained in the Loan Agreement and this Amendment, and of any loans or extensions of credit or other financial accommodations heretofore, now or hereafter made to or for the benefit of Borrower by the Agent and the Lenders, Borrower, Farm Credit Services of Missouri, PCA, Farm Credit Services of America, FLCA and U.S. Bank, as a Lender and as the Agent, agree as follows:

     1.      Amended Defined Term. Section 1.1 of the Loan Agreement, Definitions, shall be amended to amend the following definition, which shall read in full as follows:

       “Line of Credit Loan Commitment” shall mean as to any Lender (i) from May 4, 2005 through November 4, 2005, such Lender’s Pro Rata Percentage of $220,000,000, and (ii) after November 4, 2005, such Lender’s Pro Rata

Percentage of $175,000,000, in each case as set forth opposite such Lender’s name under the heading “Loan Commitments” on Schedule A-3, subject to Assignment and Acceptance in accordance with Section 10.23, as such amount may be reduced or terminated from time to time pursuant to Sections 2.3(c), 2.8 or 9.1, and as such amount may be increased from time to time pursuant to Section 10.31(b); and "Line of Credit Loan Commitments” shall mean collectively, the Line of Credit Loan Commitments for all the Lenders.

     2.      Amended Working Capital Covenant. Subsection (b) of Section 7.6 of the Loan Agreement, Financial Covenants and Ratios, shall be amended to read in full as follows:

       (b)      As of the end of each fiscal quarter of Borrower through September 30, 2005, a minimum Working Capital of not less than $20,000,000; and as of the end of each fiscal quarter of Borrower thereafter a minimum Working Capital of not less than $75,000,000

     3.      General Representations and Warranties. To induce Farm Credit Services of Missouri, PCA, Farm Credit Services of America, FLCA and U.S. Bank, as a Lender and as the Agent, to enter into this Amendment, the Borrower represents and warrants to the Agent and the Lenders that (a) the factual information taken as a whole in the materials furnished by or on behalf of the Borrower to the Agent or any Lender for purposes of or in connection with this Amendment, does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained therein from being misleading as of the date of this Amendment, and (b) except as described in this Amendment, a previous amendment of the Loan Agreement or as previously disclosed in writing to the Agent by the submission of a Compliance Certificate or otherwise, each and every representation and warranty set forth in the Loan Agreement is true and correct as of the date hereof, and shall be deemed remade by the Borrower as of the date hereof.

     4.      Conditions; Documentation. This Amendment shall be effective upon the execution and/or delivery to the Agent by the Borrower of the following: (i) this Amendment; (ii) a Second Supplement to the Agent’s Letter; (iii) a Note payable to Farm Credit Services of Missouri, PCA in the face amount of $38,750,000; and (iv) a Note payable to Farm Credit Services of America, FLCA in the face amount of $38,750,000.

     5.      Incorporation of Loan Agreement. The parties agree that this Amendment shall be an integral part of the Loan Agreement, that all of the terms set forth therein are incorporated in this Amendment by reference, and that all terms of this Amendment are incorporated therein as of the date of this Amendment. All of the terms and conditions of the Loan Agreement, which are not modified in this Amendment, shall remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Loan Agreement, the terms of this Amendment shall control.

     6.      Counterparts & Facsimile. This document may be executed in several counterparts, each of which shall be construed together as one original. Facsimile signatures on this document shall be considered as original signatures.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PREMIUM STANDARD FARMS, INC., a Delaware corporation

ATTEST:

By:	/s/ Dennis Rippe	By:	/s/ Stephen A. Lightstone

Its:	Vice President/Controller	Its:	Executive Vice President

LUNDY INTERNATIONAL, INC., a North Carolina corporation

ATTEST:

By:	/s/ Dennis Rippe	By:	/s/ Stephen A. Lightstone

Its:	Vice President/Controller	Its:	Executive Vice President

PREMIUM STANDARD FARMS OF NORTH CAROLINA, INC., a Delaware corporation

ATTEST:

By:	/s/ Dennis Rippe	By:	/s/ Stephen A. Lightstone

Its:	Vice President/Controller	Its:	Executive Vice President

LPC TRANSPORT, INC., a Delaware corporation

ATTEST:

By:	/s/ Dennis Rippe	By:	/s/ Stephen A. Lightstone

Its:	Vice President/Controller	Its:	Executive Vice President

U.S. BANK NATIONAL ASSOCIATION, as Agent and as a Lender 950 17th Street, Suite 350 Denver, Colorado 80202

		By:	/s/ Alan V. Schuler

		Its:	Senior Vice President

{Signature Page to Third Amendment to Amended and Restated Loan and Security Agreement Dated as of May 5, 2005}

FARM CREDIT SERVICES OF MISSOURI, PCA

By:	/s/ Terry Eidson

Its:	Senior Vice President

FARM CREDIT SERVICES OF AMERICA, FLCA

By:	/s/ Kent E. Bang

Its:	Vice President

{Signature Page to Third Amendment of Amended and Restated Loan and Security Agreement Dated as of May 5, 2005}

Schedule A-2 to
Loan and Security Agreement

Lenders’ Commitments

Line of Credit Loan Commitments

From May 5, 2005 through November 4, 2005:

Name of Lender	Pro Rata Percentage	Maximum $
U.S. Bank National Association	31.818181818%	$70,000,000
Farm Credit Services of Missouri, PCA	17.613636364%	$38,750,000
Farm Credit Services of America, FLCA	17.613636364%	$38,750,000
Harris Trust and Savings Bank	13.068181818%	$28,750,000
Rabobank International	13.068181818%	$28,750,000
First National Bank of Omaha	6.818181818%	$15,000,000

TOTAL:	100%	$220,000,000

After November 4, 2005:

Name of Lender	Pro Rata Percentage	Maximum $
U.S. Bank National Association	25.714285713%	$45,000,000
Farm Credit Services of Missouri, PCA	16.428571429%	$28,750,000
Farm Credit Services of America, FLCA	16.428571429%	$28,750,000
Harris Trust and Savings Bank	16.428571429%	$28,750,000
Rabobank International	16.428571429%	$28,750,000
First National Bank of Omaha	8.571428571%	$15,000,000

TOTAL:	100%	$175,000,000